UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 19, 2005

Date of Report (Date of earliest event reported):

Commission File Number: 000-28915

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STEREO VISION ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                                                                      95-4786792

(State or other jurisdiction of                                                                    (I.R.S. Employer

 incorporation or organization)                                                                   Identification No.)

15452 Cabrieto Road, Suite 204, Van Nuys, California 91406

(Address of principal executive offices)

(310) 205-7998

(Issuer's telephone number, including area code)

Item 5.02    Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 19, 2005, the Board of Directors of Stereo Vision Entertainment, Inc. (the "Company") voted unanimously to accept the resignations of Doug Schwartz ("Schwartz") and Ted Botts ("Botts").  Schwartz served as the Company's Chairman and Chief Creative Officer and Botts was the Company's President and Chief Executive Officer.   The Board of Directors further agreed to offer consulting positions to both Botts and Schwartz.  The Board of Directors also unanimously voted to appoint Jack Honour to the positions of Chairman, Chief Executive Officer, President and acting Chief Financial Officer.  Prior to this appointment, Mr. Honour was serving as the Company's Chief Operating Officer and had previously served as the Company's President and CEO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREO VISION ENTERTAINMENT, INC.

/s/ Jack Honour

Jack Honour,

President

Date: October 24, 2005